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                                                                EXHIBIT 99.1(b)8
Consolidated Statement of Income (Unaudited)
NATIONAL DATA CORPORATION
(in thousands)
--------------------------------------------------------------------------------

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                                                 FY00                                FY01                                 FY02
                                              ----------     ------------------------------------------------------     -------
                                              Total Year      Qtr 1      Qtr 2      Qtr 3      Qtr 4     Total Year      Qtr 1
                                              ----------     -------    -------    --------   -------    ----------     -------
Revenue - Information Management               $131,229      $31,298    $33,917    $35,342    $37,534     $138,091      $34,513

Revenue - Network Services and Systems          158,051       48,947     49,516     52,890     54,509      205,862       53,843

Revenue - Other                                  56,393        5,629        233          -          -        5,862            -
                                               --------      -------    -------    -------    -------     --------      -------
Revenue - NDCHealth                             345,673       85,874     83,666     88,232     92,043      349,815       88,356
                                               --------      -------    -------    -------    -------     --------      -------
Operating expenses:
   Cost of service                              181,001       43,340     41,662     45,718     45,693      176,413       41,835
   Sales, general and administrative             86,062       20,134     18,385     18,653     20,468       77,640       20,986
   Depreciation and amortization                 31,834        8,213      8,683      8,686      9,163       34,745        6,581
   Non-recurring charges                         34,393            -      2,156          -          -        2,156            -
                                               --------      -------    -------    -------    -------     --------      -------
                                                333,290       71,687     70,886     73,057     75,324      290,954       69,402
                                               --------      -------    -------    -------    -------     --------      -------
Operating income - NDCHealth                     12,383       14,187     12,780     15,175     16,719       58,861       18,954

EBITDA                                           78,610       22,400     23,619     23,861     25,882       95,762       25,535

Other income/(expense)                          (11,721)      (1,942)    (1,781)    (1,112)    (8,264)     (13,099)      (1,643)
                                               --------      -------    -------    -------    -------     --------      -------

IBIT - Information Management                    17,728        3,456      4,646      5,072      4,931       18,105        4,118

IBIT - Network Services and Systems              24,781        8,470      8,544      8,991     10,477       36,482       13,193

IBIT - Other                                    (41,847)         319     (2,191)         -     (6,953)      (8,825)           -
                                               --------      -------    -------    -------    -------     --------      -------

Income before income taxes - NDCHealth              662       12,245     10,999     14,063      8,455       45,762       17,311
                                               --------      -------    -------    -------    -------     --------      -------

Income Taxes                                      1,825        4,714      4,310      5,414      3,256       17,694        6,232
                                               --------      -------    -------    -------    -------     --------      -------

Net Income before Discontinued Operations        (1,163)       7,531      6,689      8,649      5,199       28,068       11,079
                                               --------      -------    -------    -------    -------     --------      -------

Discontinued Operations                         (39,002)       8,649       (326)         -          -        8,323            -
                                               --------      -------    -------    -------    -------     --------      -------

Net Income                                     $(40,165)     $16,180    $ 6,363    $ 8,649    $ 5,199     $ 36,391      $11,079
                                               ========      =======    =======    =======    =======     ========      =======

Basic Shares                                     33,232       32,778     32,889     32,992     33,970       33,009       33,937
                                               ========      =======    =======    =======    =======     ========      =======

Basic earnings per share                       $  (1.21)     $  0.49    $  0.19    $  0.26    $  0.15     $   1.10      $  0.33
                                               ========      =======    =======    =======    =======     ========      =======

Diluted Shares                                   33,232       36,193     34,057     34,348     35,368       34,153       39,670
                                               ========      =======    =======    =======    =======     ========      =======

Diluted earnings per share                     $  (1.21)     $  0.48    $  0.19    $  0.25    $  0.15     $   1.07      $  0.31
                                               ========      =======    =======    =======    =======     ========      =======
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